                                                                    EXHIBIT 99.1



                      OFFICE OF THE U.S. TRUSTEE - REGION 3

                         MONTHLY REPORTING REQUIREMENTS


All Chapter 11 debtors must serve the U.S. Trustee with the documents and reports identified below no later than the 15th of the month following the end of the month covered by the report.


Debtor Name:                    Edison Brothers Stores, Inc. et al.

Case Number:                    99-529 (MFW) through 99-536 (MFW)

                     For the month July 1999 (Fiscal Month Ending July 31, 1999)



----------------------------------------------------------------------------------------------------------------------------
                                                           Document                 Previously                Explanation
              Required Documents                           Attached                 Submitted                   Attached
----------------------------------------------------------------------------------------------------------------------------
1.       Income Statement.                                    (X)                      ( )                        ( )

2.       Balance Sheet.                                       (X)                      ( )                        ( )

3.       Statement of Cash Receipts                           (X)                      ( )                        (X)
         and Disbursements.

4.       Statement of Aged Receivables.                       ( )                      ( )                        (X)

5.       Statement of Aged Payables.                          (X)                      ( )                        (X)

6.       Statement of Operations, Taxes,                      ( )                      ( )                        (X)
         Insurance and Personnel.

7.       Tax Receipts.                                        ( )                      ( )                        (X)

8.       Other documents/reports as                           (X)                      ( )                        ( )
         required by the U.S. Trustee:
         Summary of Cash Disbursements by Category
         Taxes Payable Rollfoward



The undersigned individual certifies under penalty of perjury (28 U.S.C. Section
1746) that to the best of the individual's knowledge, the documents appended are true and correct.

By: John F. Burtelow                                      Dated: August 26, 1999
   -----------------------------------------------
    John F. Burtelow
    Executive Vice President, Chief Adminstrative
    Officer and Chief Financial Officer
   -----------------------------------------------
    Title of Debtor Representative

                      EDISON BROTHERS STORES, INC., ET AL.
                   CASE NO. 99-529 (MFW) THROUGH 99-536 (MFW)

                     EXPLANATION TO MONTHLY OPERATING REPORT



The Debtors and the United States Trustee have agreed to the following modifications to the Debtors' Monthly Operating Report:


STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS:

The Debtor utilizes numerous bank accounts for its store deposits and uses a centralized cash management account for the majority of its disbursements. To provide the detail of each of these accounts and all of the disbursements would cause an undue burden on the Debtor and generate a voluminous amount of paper to be distributed on a monthly basis. In lieu of submitting the Statement of Cash Receipts and Disbursements, the Debtor is submitting a rollforward of its major bank accounts that would include the amounts received through all of its bank accounts. In lieu of providing the detail of all disbursements for a month, the Debtor is submitting a Summary of Cash Disbursements by Category.

STATEMENT OF AGED RECEIVABLES

This Statement will not be submitted, as the Debtor does not generate a significant amount of receivables through its operations. The Debtor's sales occur primarily through cash and credit card transactions and as such this statement is not applicable to its business and would not provide relevant information to the users of the Monthly Report.

STATEMENT OF AGED PAYABLES

This statement requires the Debtor to provide detail on all accounts payable over 30 days past due. This requirement would cause an undue burden on the Debtor. The Debtor is unable to generate a detailed report for items only over 30 days past due and to generate a report for all of its accounts payable would result in a voluminous amount of paper to be generated and distributed on a monthly basis. In lieu of providing this level of detail for this Statement, the Debtor is submitting a summary of its monthly accounts payable aging.

STATEMENT OF OPERATIONS, TAXES, INSURANCE AND PERSONNEL AND STATEMENT OF TAX RECEIPTS

These two reporting requirements are combined into a rollforward of tax accounts.

OTHER

The Debtor maintains its books and records on a fiscal month basis and is reporting on that basis rather than on a calendar month basis.

                      EDISON BROTHERS STORES, INC., ET AL.
                   CASE NO. 99-529 (MFW) THROUGH 99-536 (MFW)

                    EXPLANATION TO MONTHLY OPERATING REPORT


Through the Debtor's ordinary course of business, it prepares its financial reporting on a consolidated basis which includes debtor and non-debtor affiliates. As the Debtor's case is being jointly administered with its subsidiaries (as identified below), it is filing one consolidated Monthly Report for the jointly administered cases:

Edison Brothers Apparel Stores, Inc. (Case No. 99-530 (MFW)) Edison Paymaster, Inc. (Case No. 99-531 (MFW))
Edbro Missouri Realty Co. Inc. (Case No. 99-532 (MFW)) Edison Indiana LLC (Case No. 99-533 MFW))
Edison Puerto Rico Stores, Inc. (Case No. 99-534 MFW))
Tofac of Puerto Rico, Inc. (Case No. 99-535 MFW))
Edison Brothers Stores International (Case No. 99-536 (MFW))

EDISON BROTHERS STORES, INC.
DEBTOR-IN-POSSESSION
CONDENSED CONSOLIDATED BALANCE SHEETS - Unaudited
(Dollars in millions)



ASSETS                                                                             July 31, 1999                March 8, 1999
------------------------------------------------------------------------         -----------------           ------------------
CURRENT ASSETS
      Cash and cash equivalents                                                   $         65.7               $         13.0
      Merchandise inventories                                                                0.3                        155.7
      Prepaid expenses                                                                       2.5                          2.8
      Other current assets                                                                   7.3                          4.7
------------------------------------------------------------------------          --------------              ---------------
                              TOTAL CURRENT ASSETS                                          75.8                        176.2


Assets Held for Senior-Note Interest Escrow                                                  2.6                          8.2
Property and Equipment, net                                                                 25.2                        109.4
Intangible Assets, net                                                                       0.2                          1.8
Reorganization Value in Excess of Identifiable Assets, net                                  24.0                         25.2
Prepaid Pension Expense                                                                     17.1                         18.1
Other Assets                                                                                 1.7                          4.2
-------------------------------------------------------------------------         --------------              ---------------

                                     TOTAL ASSETS                                 $        146.6              $         343.1
=========================================================================         ==============              ===============

LIABILITIES AND COMMON STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
      Short-term borrowings                                                       $            -              $          51.1
      Accounts payable                                                                       4.6                         48.2
      Payroll and vacations                                                                  0.7                          6.9
      Other taxes                                                                            1.0                         13.0
      Other current liabilities                                                             12.1                         22.8
-------------------------------------------------------------------------         --------------              ---------------

                              TOTAL CURRENT LIABILITIES                                     18.4                        142.0


Liabilities Subject to Compromise                                                          172.9                        126.9
Postretirement and Other Employee Benefits                                                  39.3                         44.5
Other Liabilities                                                                            0.4                          3.9

COMMON STOCKHOLDERS' EQUITY
      Common stock                                                                           0.1                          0.1
      Capital in excess of par value                                                       130.5                        130.5
      Common stock warrants                                                                  7.0                          7.0
      Accumulated deficit                                                                 (220.4)                      (110.2)
      Foreign currency translation adjustment                                               (1.6)                        (1.6)
-------------------------------------------------------------------------         --------------              ---------------
                              TOTAL COMMON STOCKHOLDERS' EQUITY                            (84.4)                        25.8
-------------------------------------------------------------------------         --------------              ---------------

                                     Total Liabilities and Equity                 $        146.6              $         343.1
=========================================================================         ==============              ===============


THESE STATEMENTS REFLECT BOTH DEBTOR AND NON-DEBTOR ENTITIES. INCLUSION OF THE NON-DEBTOR ENTITIES DOES NOT MATERIALLY AFFECT THESE FINANCIAL STATEMENTS.

         EDISON BROTHERS STORES, INC.
         DEBTOR-IN-POSSESSION
         CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - UNAUDITED (Dollars in millions)



                                                                            4 Weeks Ended                  Ended
                                                                            July 31, 1999              July 31, 1999
         ------------------------------------------------------------  -----------------------    -----------------------
         NET SALES                                                     $                   4.9    $                 227.0
         ------------------------------------------------------------  -----------------------    -----------------------
         Cost of goods sold, occupancy,
           and buying expenses                                                             8.2                      169.6
         Store operating and administrative expenses                                       7.7                       80.3
         Depreciation and amortization                                                     0.9                       10.5
         Interest (income )/expense, net                                                   0.1                        0.4
         Loss on Disposition of Assets                                                    11.1                       73.6
         Other                                                                             1.2                        2.8
         ------------------------------------------------------------  -----------------------    -----------------------
         TOTAL EXPENSES                                                                   29.2                      337.2
         ------------------------------------------------------------  -----------------------    -----------------------
         LOSS BEFORE INCOME TAXES                                                        (24.3)                    (110.2)
         Income tax provision                                                              0.0                        0.0
         ------------------------------------------------------------  -----------------------    -----------------------
         NET INCOME (LOSS)                                             $                 (24.3)   $                (110.2)
         ------------------------------------------------------------  -----------------------    -----------------------



         THESE STATEMENTS REFLECT BOTH DEBTOR AND NON-DEBTOR ENTITIES. INCLUSION OF THE NON-DEBTOR ENTITIES DOES NOT MATERIALLY AFFECT THESE FINANCIAL STATEMENTS.

          EDISON BROTHERS STORES, INC.
          DEBTOR-IN-POSSESSION
          CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS - Unaudited (Dollars in millions)




                                                                                 4 Weeks Ended              Weeks Ended
                                                                                 July 31, 1999             July 31, 1999
          -----------------------------------------------------------------   -------------------     ----------------------
          CASH FLOWS FROM OPERATING ACTIVITIES:
              Net Loss                                                        $             (24.3)    $               (110.2)
                 Adjustments to reconcile net loss to net cash
                     provided by (used in) operating activities:
                        Depreciation and amortization                                         0.9                       10.5
                        Loss on disposal of property and equipment                           14.6                       73.0
                        Working capital changes                                               5.1                      123.8
                        Other                                                                 0.3                        2.1
                 Activity in connection with the Chapter 11 proceedings,
                     noncash portion                                                         (2.0)                      (1.2)
          -----------------------------------------------------------------   -------------------     ----------------------
              Total Operating Activities                                                     (5.4)                      98.0
          -----------------------------------------------------------------   -------------------     ----------------------
          CASH FLOWS FROM INVESTING ACTIVITIES:
              Disposal of assets held for sale                                                5.6                        5.6
              Other                                                                           0.1                        0.2
          -----------------------------------------------------------------   -------------------     ----------------------
              Total Investing Activities                                                      5.7                        5.8
          -----------------------------------------------------------------   -------------------     ----------------------
          CASH FLOWS FROM FINANCING ACTIVITIES:
              Decrease in short-term borrowings                                               ---                      (51.1)
          -----------------------------------------------------------------   -------------------     ----------------------
              Total Financing Activities                                                     (0.0)                     (51.1)
          -----------------------------------------------------------------   -------------------     ----------------------
          CASH PROVIDED (USED)                                                                0.3                       52.7
          Beginning cash and cash equivalents                                                65.4                       13.0
          -----------------------------------------------------------------   -------------------     ----------------------
          ENDING CASH AND CASH EQUIVALENTS                                    $              65.7     $                 65.7
          -----------------------------------------------------------------   -------------------     ----------------------


          These statements reflect both Debtor and non-Debtor entities. Inclusion of the non-Debtor entities does not materially affect these financial statements.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS


CASE #99-529(MFW)
CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)
STATEMENT FOR THE PERIOD:
       FROM:       07/04/99
       THROUGH:    07/31/99



BANK TRANSACTIONS...
----------------------------------------------------------------------------------------------------------------------------------
                                        FIRST UNION            MERCANTILE                MERRILL LYNCH              FEDERATED
                                       NATIONAL BANK          NATIONAL BANK                   (C)                   INVESTORS
                                            (A)               OF ST. LOUIS                                             (D)
                                                                  (B)
----------------------------------------------------------------------------------------------------------------------------------
BEGINNING BANK LEDGER BALANCE      $     28,458.30          $ 2,885,535.40                      $0.00            $31,485,486.76
----------------------------------------------------------------------------------------------------------------------------------
RECEIPTS FOR PERIOD (1)              20,020,993.92           (2,778,632.58)                      0.00                241,915.42
----------------------------------------------------------------------------------------------------------------------------------
CASH CLEARINGS FOR PERIOD           (20,001,034.36)             (13,813.34)                      0.00                      0.00
----------------------------------------------------------------------------------------------------------------------------------
ENDING BANK LEDGER BALANCE         $     48,417.86          $    93,089.48                      $0.00            $31,727,402.18
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                                                        CONGRESS
                                        BANK OF                                         FINANCIAL
                                      NOVA SCOTIA               TOTAL                REVOLVING CREDIT           NET POSITION
                                          (E)                                            LINE (F)
----------------------------------------------------------------------------------------------------------------------------------
BEGINNING BANK LEDGER BALANCE          $412,692.43          $34,812,172.89             $17,177,066.50            $51,989,239.39
----------------------------------------------------------------------------------------------------------------------------------
RECEIPTS FOR PERIOD (1)                (263,377.80)         $17,220,898.96                 113,778.66            $17,334,677.62
----------------------------------------------------------------------------------------------------------------------------------
CASH CLEARINGS FOR PERIOD               (38,962.86)        ($20,053,810.56)             (1,646,774.86)          ($21,700,585.42)
----------------------------------------------------------------------------------------------------------------------------------
ENDING BANK LEDGER BALANCE             $110,351.77          $31,979,261.29             $15,644,070.30            $47,623,331.59
----------------------------------------------------------------------------------------------------------------------------------


(1) Includes transfers between accounts which net to zero.


                         BALANCES PER GENERAL LEDGER...
                         ---------------------------------------------------------------------------------------------------------
                         Non-store depository accounts                                                           $63,434,333.22
                         ---------------------------------------------------------------------------------------------------------
                         Store depository accounts, cash in transit, and petty cash in stores                      1,960,722.71
                         ---------------------------------------------------------------------------------------------------------
                         Credit card receivables                                                                     303,276.86
                         ---------------------------------------------------------------------------------------------------------
                         Total                                                                                   $65,698,332.79
                         ---------------------------------------------------------------------------------------------------------


--------------------------------------------------------
(a)  201 South College Street, Charlotte, NC 28288
     Account Number 2014201943442
--------------------------------------------------------

--------------------------------------------------------
(b)  8th and Locust Street, St. Louis, MO 63166
     Account Number 1001014677
--------------------------------------------------------

--------------------------------------------------------
(c)  800 Market Street, 24th Floor, St. Louis, MO 63166
     Account Number 70M-07J96
--------------------------------------------------------

--------------------------------------------------------
 (d) Prime Value Obligations Fund #853
     PO Box 8602, Boston, MA 02266-8602
     Account Numbers 4486001, 4500673, and 4375733
--------------------------------------------------------

--------------------------------------------------------
 (e) 44 King Street West, Toronto, Ontario M5H 1H1
     Account Number 80002  2237-19
--------------------------------------------------------

--------------------------------------------------------
 (f) 1133 Avenue of the Americas, New York, NY 10036
     Loan Numbers 4639, 4659, 4661 and 4683
--------------------------------------------------------

                       EDISON BROTHERS STORES, INC. ET AL.
                         CASE NO. 99-529 THROUGH 99-536
                          SUMMARY OF CASH DISBURSMENTS
                       FOR THE MONTH ENDING JULY 31, 1999

                <<<<<<<<<<<<<<<<First Union>>>>>>>>>>>>>>>>>>>>>>


                               Accounts Payable Payments via:       Foreign Merchandise   All Other Wires
                                      Checks             ACHs              Wires          and ACH Payments
                                      ------             ----              -----          ----------------
RENT                               6,282,910.25
FREIGHT                               30,206.62      201,549.36                              122,982.88
MERCHANDISE                          282,556.35       44,026.93          70,269.88         1,047,464.86
UTILITIES & SERVICES                 657,409.78
BANKURPTCY RELATED                         0.00
PAYROLL                            3,098,336.83                                            2,059,358.00
PAYROLL TAXES                         15,583.86                                            2,053,517.49
GENERAL TAXES                        329,200.01                                            1,095,363.53
CUSTOMS BROKERS                                                                             255,402.98
OTHER                              2,295,162.42      417,714.90                              670,821.53

TOTAL DISBURSMENTS                12,991,366.12      663,291.19          70,269.88         7,304,911.27



RECONCILIATION BACK TO
STATEMENT OF CASH
RECEIPTS & DISBURSMENTS:
Delete Total from above          (12,991,366.12)
Add back in Payroll Clearings      3,098,336.83
Add back all other check
clearing                           8,864,225.19


Total Disbursments                11,962,562.02      663,291.19          70,269.88         7,304,911.27
                                                                  Total First Union =     20,001,034.36
Total Disbursments Per
Summary                                                                                   20,001,034.36
Difference                                                                                         0.00



                                   CASHIER'S CHECKS
                                   From Mercantile    Nova Scotia        Congress              Total
                                   ---------------    -----------        --------              -----
RENT                                                                                       6,282,910.25
FREIGHT                                    0.00                                              354,738.
MERCHANDISE                                                           1,613,714.15         3,058,032.17
UTILITIES & SERVICES                       0.00                                              657,409.78
BANKURPTCY RELATED                                                                                 0.00
PAYROLL                                    0.00          143.38                            5,157,838.21
PAYROLL TAXES                              0.00                                            2,069,101.35
GENERAL TAXES                         12,020.13                                            1,436,583.67
CUSTOMS BROKERS                            0.00                                              255,402.98
OTHER                                  1,793.21       38,819.48          33,060.71         3,457,372.25

TOTAL DISBURSMENTS                    13,813.34       38,962.86       1,646,774.86        22,729,389.52



RECONCILIATION BACK TO
STATEMENT OF CASH
RECEIPTS & DISBURSMENTS:
Delete Total from above                                                                  (12,991,366.12)
Add back in Payroll Clearings                                                              3,098,336.83
Add back all other check
clearing                                                                                   8,864,225.19


Total Disbursments                    13,813.34       38,962.86       1,646,774.86        21,700,585.42

Total Disbursments Per
Summary                               13,813.34       38,962.86       1,646,774.86        21,700,585.42
Difference                                 0.00            0.00               0.00                 0.00

                      OFFICE OF THE U.S. TRUSTEE - REGION 3

                           STATEMENT OF AGED PAYABLES

                           For the Month July 31, 1999


 DEBTOR NAME:      Edison Brothers Stores, Inc. et al.

 CASE NUMBER:      99-529 (MFW) through 99-536 (MFW)



--------------------------------------------------------------------------------------------------------------------------------
 ACCOUNT                                               TOTAL        CURRENT          PAST DUE       PAST DUE      PAST DUE
 NAME                            DESCRIPTION            DUE       (0-30 DAYS)        (31-60)        (61-90)       (91 & OVER)
--------------------------------------------------------------------------------------------------------------------------------
 A/P DOMESTIC MERCHANDISE        Mdse. Inventory       $  0.1          0.1
 A/P FOREIGN MERCHANDISE         Mdse. Inventory            -            -
 A/P EXPENSE                     Misc Expenses            4.5          4.5





 TOTALS                                                $  4.6          4.6              -               -               -

 Note:  Please include only post-petition debts and explain why accounts over 30 days past due have not been paid.


--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------


 ACCOUNTS PAYABLE RECONCILIATION:

 1.    OPENING BALANCE (TOTAL FROM PRIOR REPORT)                                                                 $             -
                                                                                                                 ---------------
 2.    NEW ACCOUNTS THIS MONTH                                                                                               4.6
                                                                                                                 ---------------
 3.    BALANCE (ADD LINES 1 AND 2)                                                                                           4.6
                                                                                                                 ---------------
 4.    AMOUNT COLLECTED ON PRIOR ACCOUNTS                                                                                      -
                                                                                                                 ---------------
 5.    CLOSING BALANCE (SUBTRACT LINE 4 FROM LINE 3)                                                             $           4.6
                                                                                                                 ---------------


Debtor Name: Edison Brothers Stores, Inc.                                                                        Date:  08/30/99
Case No.: 99-073 (MFW)


===============================================================================================================================
                                                        7/3/99                                                7/31/99
                                                        Ending          Accrued/             Payments/         Ending
                                                       Balance          Withheld             Deposits         Balance
                                                 ==============================================================================

PAYROLL TAXES WITHHELD:

Federal/FICA                                               0            1,759,592          1,759,592                0
State                                                      0              217,710            217,710                0
Local/Occup W/H                                            0               37,617             37,617                0


UNEMPLOYMENT TAX:

Federal                                                    0                9,853              9,853                0
State                                                      0               28,746             28,746                0

SDI                                                   (6,435)                 472                  0           (5,963)

SALES & LOCAL USE TAXES: *                         1,996,169              528,586          1,642,383          882,372

PROPERTY TAXES:                                            0                    0                  0                0

REAL ESTATE TAXES: **                                      0                    0                  0                0

* Includes pre-petition amounts. Pursuant to bankruptcy court order dated March 9, 1999, the Debtor has been authorized to remit these amounts.
**Corporate properties only.